UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 10, 2019.

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 15, 2019
Date: May 10, 2019 Time: 9:00 a.m. Central Time
Location:	Occidental Petroleum Conference Center
5 Greenway Plaza
Houston, Texas 77046

5 GREENWAY PLAZA, SUITE 110 HOUSTON, TEXAS 77046	You are receiving this communication because you hold shares in Occidental Petroleum Corporation.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice and Proxy Statement Annual Report

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Future delivery requests can also be submitted via one of these methods. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you would like to attend the Annual Meeting to vote these shares in person, please see the Proxy Statement for details regarding how to request an admission ticket. In order to attend the Annual Meeting, you MUST request an admission ticket from the company.

Vote By Internet: To vote now by internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow   (located on the following page) available and follow the instructions. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time on May 9, 2019.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote “FOR” each of the director nominees:

1.	Election of Directors

Nominees:

	1a.	Spencer Abraham

	1b.	Eugene L. Batchelder

	1c.	Margaret M. Foran

	1d.	Carlos M. Gutierrez

	1e.	Vicki Hollub

	1f.	William R. Klesse

	1g.	Jack B. Moore

	1h.	Avedick B. Poladian

	1i.	Elisse B. Walter

The Board of Directors recommends a vote “FOR” management proposal 2:

2.	Advisory Vote to Approve Named Executive Officer Compensation

The Board of Directors recommends a vote “FOR” management proposal 3:

3.	Ratification of Selection of KPMG as Independent Auditor for the Fiscal Year Ending December 31, 2019

The Board of Directors recommends a vote “AGAINST” stockholder proposal 4:

4.	Request to Lower Stock Ownership Threshold to Call Special Stockholder Meetings